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                                                                  EXHIBIT 10.4.k

                             MODIFICATION AGREEMENT

        This Modification Agreement (herein so called), is entered into effective as of the 18th day of February, 1997, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement (such agreement as heretofore amended is hereinafter called the "Credit Agreement") dated effective as of April 30, 1996, by and among the Borrowers and Lender.

        Section 1. Recitals. Borrowers, Guarantor, and Lender desire to amend certain provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound:

        Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                (a) The definition of "Basic Rate" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:

                        "'Basic Rate' means, for any day, (a) with respect to
                Aggregate Advances relating to "A" Mortgage Loans, the LIBOR Rate for that day plus 2.50%; and (b) with respect to Aggregate Advances relating to "B, C, & D" Mortgage Loans, the LIBOR Rate for that day plus 3.00%."

                (b) The definition of "Eligible Mortgage Loans" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:

                        "'Eligible Mortgage Loans' means, on any day, all "A"
                Mortgage Loans and "B, C, & D" Mortgage Loans, (a) for which a Borrower holds Purchase Commitments or with respect to each "B, C, & D" Mortgage Loans only, a Purchase Agreement and a related Investor Confirmation, Preclosing Purchase Approval, or if designated for bulk sale by a Borrower on the Credit Request that such "B, C, & D" Mortgage Loan complies at all times with all applicable underwriting guidelines and other requirements of an Investor relating to such Investor's purchase of such "B, C, & D" Mortgage Loan under the Purchase Agreement, as applicable;
                (b) that are made payable to the order of a Borrower or have been endorsed payable to such Borrower and have been endorsed by such Borrower in blank; (c) in which Lender has been granted and continues to hold an enforceable perfected first priority security interest; (d) that are not in default; (e) that conforms in all respects with all the requirements

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                of the Purchase Commitments or with respect to each "B, C, & D"
                Mortgage Loans only, a Purchase Agreement and a related Investor Confirmation or Preclosing Purchase Approval, as applicable, to purchase such Mortgage Loans and are valid and enforceable in accordance with their respective terms; (f) otherwise satisfactory to Lender in its sole discretion and all other respects; and (g) as to which none of the events or conditions described in Section 2.13 has occurred."

                (c) The following definition of ""A" Mortgage Loans" is hereby added to Section 1.2 of the Credit Agreement for all purposes:

                        ""A' Mortgage Loans' means, on any day, all fully
                amortizing Mortgage Loans (a) that have original terms to their stated maturity of 30 years or less; (b) that are (i) eligible either for guaranty or insurance by the VA or FHA or for insurance (as to the portion of the Mortgage Loan which initially exceeds an 80% loan-to-collateral value ratio) by a private mortgage insurance by an insurer rated "A" or better by a nationally recognized rating agency, or (ii) uninsured conventional mortgage loans conforming to the maximum loan amounts and loan-to-collateral value ratios standards for guaranty by FNMA or FHLMC and with both an initial and a current loan-to-collateral value ratios no greater than 80%; (c) that are eligible for purchase by FNMA, FHLMC, or GNMA; (d) dated not more than 60 days before the date on which a Borrower has requested the Advance in connection with such Mortgage Loan to be funded; and (e) are, in the judgment of Lender, consistent in all respects with traditional standards imposed by relevant rating agencies and pool insurers for classification as "A" Mortgage Loans."

                (d) The definition of "'B, C, & D' Loans" is hereby added to
        Section 1.2 of the Credit Agreement for all purposes:

                        ""'B, C, & D" Loans' means all fully amortizing Mortgage
                Loans that (a) are, in the judgment of Lender, consistent in all respects with traditional standards imposed by whole loan purchasers, relevant rating agencies and pool insurers for classifications as "B" or "C" or "D" Mortgage Loans; and (b) dated not more than 25 days before the date on which a Borrower has requested the Advance in connection with such Mortgage Loan to be funded."

                (e) The definition of "Warehouse Line Limit" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:


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                        "'Warehouse Line Limit' means (a) with respect to an "A"
                Mortgage Loan that is an Eligible Mortgage Loan, an amount equal to 100% of the lesser of (i) the amount at which an Investor has committed to purchase such "A" Mortgage Loan pursuant to a Purchase Commitment or (ii) the principal balance of such "A" Mortgage Loan; (b) with respect to a "B, C, & D" Mortgage Loan that is an Eligible Mortgage Loan and is designated by the Borrower for a pipeline sale on the Credit Request delivered in connection with such "B, C, & D" Mortgage Loan, an amount equal to 97% of the lesser of (i) the amount at which an Investor has committed to purchase such "B, C, & D" Mortgage Loan pursuant to a Purchase Agreement and the related Investor Confirmation or Preclosing Purchase Approval, as applicable, or (ii) the principal balance of such "B, C, & D" Mortgage Loan; (c) with respect to a "B, C, & D" Mortgage Loan that is an Eligible Mortgage Loan and is designated by the Borrower for bulk sale on the Credit Request delivered in connection with such "B, C, & D" Mortgage Loan, an amount equal to 95% of the lesser of (i) the amount at which an Investor has committed to purchase such "B, C, & D" Mortgage Loan pursuant to a Purchase Agreement, or (ii) the principal balance of such "B, C, & D" Mortgage Loan."

                (f) The definition of "Aged Mortgage Loans" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                        "'Aged Mortgage Loans' means (a) "A" Mortgage Loans that
                have been Pledged Mortgaged Loans for more than 90 days; and (b) "B, C, & D" Mortgage Loans that have been Pledged Mortgage Loans for more than 60 days."

                (g) Exhibit "B" to the Credit Agreement is hereby deleted therefrom and Exhibits "B-1" and "B-2" to this Agreement are hereby substituted in lieu thereof for all purposes.

                (h) Exhibit "D" to the Credit Agreement is hereby deleted therefrom and Exhibit "D" to this Agreement is hereby substituted in lieu thereof for all purposes.

                (i) The definition of "Credit Request" is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                        "'Credit Request' means (a) with respect to a request
                for an Advance against an "A" Mortgage Loan, Exhibit "B-1" and (b) with respect to a request for an Advance against a "B, C, & D" Mortgage Loan, Exhibit "B-2"."

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                (j) The definition of "Purchase Agreement" is hereby added to
        Section 1.2 of the Credit Agreement for all purposes:

                        "'Purchase Agreement' means a legal, valid, binding and
                enforceable agreement from an Investor in favor of a Borrower to purchase "B, C, & D" Mortgage Loans upon terms and conditions and in form and substance acceptable to Lender, in its sole discretion."

                (k) The definition of "Investor Confirmation" is hereby added to
        Section 1.2 of the Credit Agreement for all purposes:

                        "'Investor Confirmation' means written confirmation from
                an Investor that has granted to a Borrower delegated underwriting authority confirming Investor's agreement to purchase specific "B, C, & D" Mortgage Loans pursuant to a Purchase Agreement between such Investor and such Borrower, such delegated underwriting authority and confirmation must be in form and substance acceptable to the Lender in its sole discretion."

                (1) The following definition of "Preclosing Purchase Approval" is hereby added to Section 1.2 of the Credit Agreement for all purposes:

                        "'Preclosing Purchase Approval' means a written approval
                from an Investor, in form and substance acceptable to Lender in its sole discretion, approving the purchase of a "B, C, & D" Mortgage Loan by such Investor pursuant to a Purchase Agreement, such approval must be in form and substance acceptable to the Lender, in its sole discretion.."

                (m) Any reference in the Credit Agreement to Purchase Commitment will continue to have the same force and effect as therein provided, except with respect to "B, C, & D" Mortgage Loans, Purchase Commitment shall be deemed to mean a Purchase Agreement and a related Investor Confirmation or Preclosing Purchase Approval, as applicable.

                (n) Section 2.1. Loan. of the Credit Agreement is hereby amended by adding the following to the end of such section for all purposes:

                        "The Aggregate Advances against "B, C, & D" Mortgage
                Loans outstanding at any one time shall not exceed
                $2,000,000.00."

        Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents



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executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

        Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement", the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof.

        Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrowers to Lender under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof, as amended hereby; and (vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS, EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION

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WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF
COMPETENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS
OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS OR PROSPECTIVE BUSINESS ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES,
LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR
REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B,
EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR
(i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT IN ACCORDANCE
WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE GUARANTOR EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT ARE NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

        Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

        Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

        Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

        Section 9. No Waiver. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.


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        Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

        Section 11. Counterparts. This Modification Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        EXECUTED and effective as of the dates first written above.

                                        BORROWERS:

                                        ALLIED MORTGAGE CORPORATION,
                                        a Texas corporation

                                        By: /s/ JIM C. HODGE
                                           -------------------------------------
                                                JIM C. HODGE, President



                                        ALLIED MORTGAGE CAPITAL CORPORATION,
                                        a Texas corporation

                                        By: /s/ JIM C. HODGE
                                           -------------------------------------
                                                JIM C. HODGE, Vice President



                                        GUARANTOR:

                                        By: /s/ JIM C. HODGE
                                           -------------------------------------
                                                JIM C. HODGE



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                                        LENDER:
                                        COASTAL BANC ssb

                                        By: /s/ W.M. TREADWAY
                                           -------------------------------------
                                            W.M. TREADWAY, Senior Vice President



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